Exhibit 10.24

STOCKHOLDER LOCK-UP AGREEMENT

THIS STOCKHOLDER LOCK-UP AGREEMENT (this “Agreement”) is entered into as of [•], 2024, by and among Triller Corp., a Delaware corporation (the “Company”) and the person or entity identified under the heading “Holder” on the signature page hereto (“Holder”).

WHEREAS, in connection with the Company’s expected direct listing (the “Listing”) on the New York Stock Exchange (“NYSE”), and in view of the valuable consideration to be received by the parties hereunder, the parties desire to enter into this Agreement, pursuant to which any shares of the Company’s Series A common stock, par value $0.001 per share and/or Series B Common stock, par value $0.001 per share (collectively, the “Common Stock”) and any units or any other equity, equity-related or equity-linked securities convertible into or exercisable or exchangeable for shares of Common Stock held by the Holders immediately following the Listing as permitted by this Agreement (collectively, the “Lock-Up Shares”) shall become subject to limitations on disposition as set forth herein; and

WHEREAS, pursuant to the Reorganization Agreement and Plan of Merger, dated as of [•], 2024, by and among the Company, Triller Hold Co LLC and Triller Reorg Merger Sub LLC (the “Reorganization”), the units and any other equity, equity-related or other securities convertible into, exercisable for or exchangeable into units currently held by the Holder will be exchanged for Common Stock or other equity securities convertible into or exercisable or exchangeable for shares of Common Stock on or about the date the Company’s shares of Series A common stock are listed for trading on the NYSE (the “Listing Date”), pursuant to the Reorganization.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	DEFINITIONS. The following capitalized terms used herein have the following meanings:

“Permitted Transferee” means (i) the members of a Holder’s immediate family (for purposes of this Agreement, “immediate family” shall mean with respect to any natural person, any of the following: such person’s spouse, the siblings of such person and his or her spouse, and the direct descendants and ascendants (including adopted and step children and parents) of such person and his or her spouses and siblings); (ii) any trust or family limited liability company or partnership for the direct or indirect benefit of an Investor or the immediate family of a Holder; (iii) if a Holder is a trust, the trustor or beneficiary of such trust or to the estate of a beneficiary of such trust; (iv) any officer, director, general partner, limited partner, shareholder, member, or owner of similar equity interests in a Holder; or (v) any affiliate of a Holder.

“Pro Rata Percentage” means the quotient of the number of Holder Lock-Up Shares divided by [•]1.

[1]	NTD: Insert total number of shares subject to lock-up.

“Transfer” means to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of or enter into any transaction which is designed to or might reasonably result in or lead to the disposition, either directly or through a third party (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”) promulgated thereunder, with respect to any shares of Common Stock, any units or any other equity, equity-related or equity-linked securities convertible into or exercisable or exchangeable for shares of Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Common Stock, any units or any other equity, equity-related or equity-linked securities convertible into or exercisable or exchangeable for shares of Common Stock, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction, including the filing of a registration statement specified in clause (i) or (ii).

2.	LOCK-UP AGREEMENTS.

a.

Holder Lock-Up. Each Holder agrees that it shall not Transfer any Lock-Up Shares (the “Lock-Up”) prior to the end of the period beginning on the Listing Date and ending on the date that is 365 days after the Listing Date (the “Lock-Up Period”); provided, however, that if at any time (i) the last sale price on the NYSE of the Series A common stock, as reported by Bloomberg, L.P., equals or exceeds [•] dollars ($[•])[2] (such price to be adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for at least any 20 trading days within any 30 consecutive trading day period commencing on the date that is 180 calendar days after the Listing Date; and (ii) the average daily trading value of the Series A common stock, as reported by Bloomberg, L.P., is greater than $2,500,000 per day for at least any 20 trading days within any 30 consecutive trading day period commencing on the date that is 180 calendar days after the Listing Date, then the Lock-Up Period shall be deemed to have expired (the “Lock-Up Release”) with respect to an amount equal to the product of (i) the Pro Rata Percentage multiplied by (ii) the product of (a) fifteen percent (15%) multiplied by (b) the average weekly trading volume of the Series A common stock, as reported by Bloomberg L.P., during the 30 consecutive trading day period prior to the date of the Lock-Up Release. For the avoidance of doubt, once Lock-Up Shares become eligible for the Lock-Up Release they shall not again become subject to the Lock-Up. The foregoing restriction shall not apply to Transfers made (each such Transfer, a “Permitted Transfer”): (i) pursuant to a bona fide gift or charitable contribution; (ii) by will or intestate succession upon the death of a Holder; (iii) to any Permitted Transferee; (iv) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union; (v) in the event of the Company’s completion of a liquidation, merger, share exchange or other similar

[2]	NTD: Price to be 120% premium to the reference price.

transaction which results in all of its shareholders having the right to exchange all of their shares of Common Stock for cash, securities or other property; or (vi) relating to shares of Common Stock acquired in open market transactions; provided that in the case of (i) and (iii), the recipient of such Permitted Transfer must enter into a written agreement agreeing to be bound by the terms of this Agreement, including the transfer restrictions set forth in this Section 2, and provided further that (y) such Permitted Transfer is not required to be reported with the Commission on Form 4 or Form 5 in accordance with Section 16 of the Exchange Act, and if such filing is required, any Form 4 or Form 5 required to be filed under the Exchange Act will indicate by footnote disclosure or otherwise the nature of the transfer or disposition, and (z) the undersigned does not otherwise voluntarily effect any public filing or report regarding such Permitted Transfer.

3.	MISCELLANEOUS.

a.

Assignment; No Third-Party Beneficiaries. This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part. This Agreement and the rights, duties and obligations of the holders of Lock-Up Shares hereunder may be freely assigned or delegated by such holder of Lock-Up Shares only in conjunction with and to the extent of any Permitted Transfer of Lock-Up Shares by any such holder. This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns and the holders of Lock-Up Shares and their respective successors and permitted assigns. This Agreement is not intended to confer any rights or benefits on any persons that are not party hereto other than as expressly set forth herein. The rights of a holder of Lock-Up Shares under this Agreement may be transferred by such holder in connection with a Permitted Transfer to a transferee who acquires or holds Lock-Up Shares; provided, however, that such transferee has executed and delivered to the Company a properly completed agreement to be bound by the terms of this Agreement substantially in form attached hereto as Exhibit A (an “Joinder Agreement”), and the transferor shall have delivered to the Company no later than fifteen (15) days following the date of the transfer, written notification of such transfer setting forth the name of the transferor, the name and address of the transferee, and the number of Lock-Up Shares so transferred. The execution of a Joinder Agreement shall constitute a permitted amendment of this Agreement.

b.

Amendments and Modifications. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party or parties against whom such waiver is to be effective. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

c.

Notices. All notices, demands, requests, consents, approvals or other communications (collectively, “Notices”) required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable air courier service with charges prepaid, or transmitted by facsimile or email, addressed as set forth below, or to such other address as such party shall have specified most recently by written notice. Notice shall be deemed given (i) on the date of service or transmission if personally served or transmitted by email, or facsimile; provided, that if such service or transmission is not on a Business Day or is after normal business hours, then such notice shall be deemed given on the next Business Day or (ii) one Business Day after being deposited with a reputable courier service with an order for next-day delivery, to the parties as follows:

If to the Company:

Triller Corp.

7119 West Sunset Boulevard, Suite 782

Los Angeles, CA 90046

Attn: Bobby Sarnevesht

Email: bobby@triller.co

with a copy to:

Goodwin Procter LLP

The New York Times Building

620 Eighth Ave

New York, NY 10018

Attn: Ben Marsh

Email: BenjaminMarsh@goodwinlaw.com

If to a Holder, to the address set forth under such Holder’s signature to this Agreement or to such Holder’s address as found in the Company’s books and records.

d.

Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible that is valid and enforceable.

e.

Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or www.echosign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

f.

Entire Agreement. This Agreement (including all agreements entered into pursuant hereto and all certificates and instruments delivered pursuant hereto and thereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations, understandings, negotiations and discussions between the parties, whether oral or written.

g.

Governing Law. This Agreement and all disputes or controversies arising out of or relating to this Agreement or the transactions contemplated hereby, including the applicable statute of limitations, shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of New York.

h.

Waiver of Jury Trial. THE PARTIES TO THIS AGREEMENT EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY PROCEEDING (I) ARISING UNDER THIS AGREEMENT, OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES EACH HEREBY AGREE AND CONSENT THAT ANY SUCH PROCEEDING SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT THE PARTIES MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

i.

Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by a Holder and to enforce specifically the terms and provisions hereof.

j.

Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Lock-Up Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

TRILLER CORP.

By:
Name:
Title:

SIGNATURE PAGE TO LOCK-UP AGREEMENT

IN WITNESS WHEREOF, the parties have caused this Lock Up Agreement to be executed and delivered by their duly authorized representatives as of the date first written above.

HOLDER:

Address:

SIGNATURE PAGE TO LOCK-UP AGREEMENT

Exhibit A

STOCKHOLDER LOCK-UP AGREEMENT JOINDER

The undersigned is executing and delivering this joinder (this “Joinder”) pursuant to the Stockholder Lock-up Agreement, dated as of __________, 2024 (as the same may hereafter be amended, the “Lock-up Agreement”), among ______________, a Delaware corporation (the “Company”), and the other persons or entities named as parties therein. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Lock-up Agreement.

By executing and delivering this Joinder to the Company, and upon acceptance hereof by the Company upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the Lock-up Agreement as a Holder of Senti Shares in the same manner as if the undersigned were an original signatory to the Lock-up Agreement, and the undersigned’s shares of Common Stock shall be included as Senti Shares under the Lock-up Agreement to the extent provided therein.

Accordingly, the undersigned has executed and delivered this Joinder as of the __________ day of __________, 20__.

Signature of Stockholder

Print Name of Stockholder
Its:

Address:

Agreed and Accepted as of
____________, 20__

TRILLER CORP.

By:
Name:
Its:

[Signature Page to Stockholder Lock-Up Agreement]